Principal Exchange-Traded Funds

Supplement dated March 17, 2017
to the Statutory Prospectus dated November 1, 2016
(as supplemented on November 15, 2016)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

PRICING OF FUND SHARES
Under the Pricing of Fund Shares section, add the following at the end of the third paragraph:
The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 4:00 p.m. Eastern Time, if the particular disruption directly affects only the NYSE.

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